UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2017

Date of reporting period:	July 1, 2016 — December 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam Investments

Putnam Small Cap Growth Fund

Semiannual report

12 | 31 | 16

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PNSAX

Putnam
Small Cap Growth
Fund

Semiannual report
12 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

February 13, 2017

Dear Fellow Shareholder:

With 2017 under way, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when politics tested markets. Fortunately, market turbulence in the aftermath of key political events was in many cases followed by impressive rebounds, and annual performance in most global financial markets exceeded expectations.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year. Conditions in the bond market have changed given the shift in the potential for inflation. As such, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended December 31, 2016, as well as an outlook for the coming months.

As always, thank you for investing with Putnam.

About the fund

Seeking small companies with the potential to grow and prosper

Small companies offer many potential advantages for investors. They tend to be flexible and innovative, and often are able to expand their earnings at faster rates than large companies. Small companies can be start-ups or several years old, but they generally offer a product or service that fills a well-defined need in the marketplace.

An experienced manager with an active approach

Putnam Small Cap Growth Fund Portfolio Manager Pam Gao researches the universe of U.S. small-company stocks, seeking those with promising growth potential.

Pam Gao, CFA
Portfolio Manager
Industry since 2000
At Putnam since 2000

> "Many small companies are in the early stages of their corporate lives and, if successful, may experience significant growth."

2 Small Cap Growth Fund

How are small-cap stocks different?

Small companies can be more nimble than established firms and may be able to move more quickly to develop a new product or service that captures a customer base with little immediate competition.

An uptick in the economy can make it easier for start-ups and smaller companies to acquire capital to finance their operations.

Small-company stocks generally react differently to economic conditions than do large-cap stocks. Including both in your portfolio is one way to diversify your holdings.

Why research matters with small-company investing

Large companies are carefully tracked by Wall Street analysts. As a result, investors can easily find information about these businesses. In the case of smaller companies, however, there are too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam's organization, is key to uncovering opportunities. Pam Gao works closely with a team of equity analysts who carefully monitor small companies and their financial health and growth prospects.

Small Cap Growth Fund 3

Performance history as of 12/31/16

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/16. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 14.

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Pam has an M.B.A. from the State University of New York at Binghamton; M.S. degrees in Applied Statistics and Financial Mathematics from Worcester Polytechnic Institute; and a B.S. from Beijing Jiaotong University. She has been in the investment industry since she joined Putnam in 2000.

Pam, how was the market environment for U.S. small-cap growth stocks during the six-month reporting period ended December 31, 2016?

Supported by the relatively steadier U.S. economy, low interest rates, and improving investor confidence, U.S. small-cap growth stocks flourished during the reporting period, with the Russell 2000 Growth Index [the fund’s benchmark] climbing 13.12%. Domestically focused small-cap stocks rallied strongly in anticipation of President-elect Trump and a Republican-controlled Congress pursuing pro-growth policies, including lower taxes, increased infrastructure spending, and less regulation. While small-cap value stocks outperformed small-cap growth stocks for the reporting period, both sub-sectors of the small-cap universe outperformed mid- and large-cap stocks, the broader U.S. stock market, and international stocks.

How did the fund perform for the reporting period?

For the six-month reporting period ended December 31, 2016, the fund outperformed its benchmark and the average return for its Lipper peer group, Small-Cap Growth Funds.

Small Cap Growth Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 12/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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On a sector level, information technology was the main contributor to relative returns, with broad-based outperformance across the sub-industries composing the sector. Industrials also outperformed strongly, helped by engineering and construction, professional services, and road and rail.

Health care underperformed, as pharmaceutical and biotechnology companies continued to be mired in pricing issues, which caused significant headline pressure. Other industries, such as health-care providers and services as well as health-care technology, performed slightly better than the benchmark.

Financials, telecommunications, real estate, consumer staples, and utilities performed better than or in line with the benchmark, while consumer discretionary and energy were slight drags on performance.

What stocks contributed most to the fund’s performance during the reporting period?

MasTec, a construction and engineering company that specializes in energy, utility, and communication infrastructure throughout North America, saw strong financial results in 2016 after a challenging 2014 and 2015. The turnaround was largely due to the recovery in oil-field service. Looking forward, we believe there are many positive developments that bode well for MasTec. The Trump administration’s heightened focus on infrastructure construction — primarily pipelines, transmission and communication, and more streamlined permitting — could be beneficial for the company, in our view.

Due to the rally in MasTec’s stock during the period, we believe that much of that growth potential may already be reflected in the stock price. However, we remain interested in the stock and anticipate continued strong and meaningfully improved results in 2017.

Mentor Graphics, a supplier of electronic design automation [EDA] tools for electrical engineering and electronics, is another company that rallied in response to improving prospects. In late 2015, Mentor Graphics stock had declined due to a significant downward revision of its earnings outlook. Investors also feared that a competitor’s introduction of a new product and consolidation within the semiconductor industry might have a long-term impact on the company’s prospects.

However, investor interest in EDA companies began to solidify in 2016. Additionally, Mentor Graphics’ efforts to streamline operations resulted in the company surpassing its revised revenue guidance repeatedly. As underlying business fundamentals continued to strengthen, Mentor Graphics’ stock price climbed steadily throughout 2016. The stock enjoyed an added boost when management announced a buyout bid from Siemens on November 23, 2016. We sold the position before the end of the period to lock in profits.

Additionally, the fund’s investments in Argan, a publicly traded holding company that provides products and services to the power and renewable industries, performed well. Argan’s power industry service segment, which is the bulk of its business, provides a full range of engineering, procurement, and construction services to independent project owners and public utilities with a focus on the construction of natural-gas-fired power plants. In our view, Argan is well positioned to take advantage of the change occurring in electricity generation where natural gas is replacing coal-based plants. Combined with Argan’s operating success and acquisition track record, we believe the company is poised for strong, profitable growth for the foreseeable future.

Small Cap Growth Fund 7

What holdings detracted most from performance during the reporting period?

Two of the fund’s top detractors were in the health-care sector, which faced increased scrutiny and negative publicity as the presidential candidates debated prescription drug affordability.

Jazz Pharmaceuticals was caught up in the health-care-sector meltdown and materially underperformed. Losses across the sector were driven primarily by Mylan’s Epi-Pen pricing issues, and Xyrem, Jazz’s main product, which has a history of price increases. The stock also sold off in response to Jazz missing sales projections due to a supply interruption for its drug Erwinaze, which is used to treat a form of leukemia. However, we viewed this as a short-term issue, and continue to hold the position.

While it is hard to predict when the drug-pricing headline risk will subside, we remain confident in the long-term value of Jazz. With the company making progress in clinical trials for its drug JZP-110 to treat sleep disorders and with Vyxeos in the pipeline to treat acute myeloid leukemia, as well as its life-cycle management strategy for Xyrem, we remain optimistic about the company’s long-term growth potential.

Canada-based Cardiome Pharma, which specializes in the commercialization of hospital cardiac and other acute-care products in non-U.S. markets, also performed poorly like many other biotechnology and pharmaceutical stocks during the reporting period. However, the NASDAQ-traded stock was especially vulnerable, in our view, due to its small size, thin trading volume, and relative obscurity to U.S. investors. We continue to like it and think the market is not recognizing its growth potential and upside.

Another detractor for the reporting period was Tyler Technologies, the largest pure-play provider of software to local governments and schools. A high stock price valuation and exceptionally strong results over the past couple of years had increased investor expectations and made the year-over-year comparable results difficult to beat. With less enthusiasm among investors, the stock was susceptible to the correction that we saw during the reporting period. We continue to hold the stock in the portfolio, as the company has a solid position within the public sector and retains strong profit margins and attractive growth potential, in our view.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

8 Small Cap Growth Fund

What is your outlook for U.S. small-cap stocks?

I believe the U.S. stock market, and small-cap stocks in particular, held up surprisingly well in the second half of 2016, especially given the unexpected results of the United Kingdom’s vote to leave the European Union [Brexit] and the surprise election of Donald Trump as president. For their part, small-cap stocks saw increased investor interest following both of these events, which helped push the benchmark Russell 2000 Index to all-time highs.

In the case of Brexit, demand for the asset class rose as investors came to expect Brexit to have only limited effects on the U.S. economy. Typically, smaller U.S. companies tend to be less directly affected by events in non-U.S. markets than large, U.S. multinational companies. In the case of a Trump presidency, we believe that some of his deregulation and tariff and trade proposals may be more disruptive for large companies, which can be more dependent on exports than for small businesses that tend to be more focused on the U.S. market. Furthermore, with President Trump and a Republican-controlled Congress likely to pursue pro-growth policies, we believe small-company stocks could be among the greatest beneficiaries of the new administration’s policies.

That said, we believe valuations in many sectors of the small-company universe became stretched during the fourth-quarter rally. Accordingly, we enter 2017 on sanguine but cautious footing, mindful of uncertainties that could disrupt the stock market’s momentum — especially the ability of the new administration to achieve quick policy changes.

Thank you, Pam, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Small Cap Growth Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (12/31/97)
Before sales charge	10.21%	64.85%	5.13%	81.35%	12.64%	7.54%	2.45%	8.50%	14.69%

After sales charge	9.87	55.37	4.51	70.92	11.32	1.35	0.45	2.26	8.09

Class B (3/18/02)
Before CDSC	9.86	55.71	4.53	74.94	11.83	5.15	1.69	7.70	14.24

After CDSC	9.86	55.71	4.53	72.94	11.58	2.15	0.71	2.70	9.24

Class C (3/18/02)
Before CDSC	9.39	52.91	4.34	74.64	11.80	5.13	1.68	7.68	14.26

After CDSC	9.39	52.91	4.34	74.64	11.80	5.13	1.68	6.68	13.26

Class M (3/18/02)
Before sales charge	9.67	56.82	4.60	76.90	12.08	5.93	1.94	7.94	14.39

After sales charge	9.46	51.33	4.23	70.71	11.29	2.23	0.74	4.16	10.38

Class R (12/1/03)
Net asset value	9.94	60.83	4.87	79.09	12.36	6.74	2.20	8.22	14.58

Class R6 (6/29/15)
Net asset value	10.41	69.41	5.41	84.05	12.98	8.58	2.78	8.95	14.95

Class Y (11/3/03)
Net asset value	10.40	69.02	5.39	83.62	12.92	8.33	2.70	8.77	14.85

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Small Cap Growth Fund

Comparative index returns For periods ended 12/31/16

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 2000
Growth Index	6.04%	111.08%	7.76%	90.37%	13.74%	15.93%	5.05%	11.32%	13.12%

Lipper Small-Cap
Growth Funds	7.35	98.66	6.98	77.89	12.10	9.88	3.09	9.80	11.06
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/16, there were 577, 556, 504, 442, 321, and 109 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y

Number	1		—	—	—		—	1	1

Income	$0.001		—	—	—		—	$0.132	$0.076

Capital gains	—		—	—	—		—	—	—

Total	$0.001		—	—	—		—	$0.132	$0.076

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

6/30/16	$27.38	$29.05	$24.50	$24.41	$25.44	$26.36	$26.55	$28.29	$28.25

12/31/16	31.40	33.32	27.99	27.89	29.10	30.16	30.42	32.39	32.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Small Cap Growth Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 6/30/16	1.26%*	2.01%*	2.01%*	1.76%*	1.51%*	0.81%	1.01%*

Annualized expense ratio for the
six-month period ended 12/31/16†	1.23%	1.98%	1.98%	1.73%	1.48%	0.80%	0.98%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 12/31/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/16 to 12/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$6.66	$10.69	$10.69	$9.35	$8.00	$4.33	$5.31

Ending value (after expenses)	$1,146.90	$1,142.40	$1,142.60	$1,143.90	$1,145.80	$1,149.50	$1,148.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Small Cap Growth Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/16, use the following calculation method. To find the value of your investment on 7/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$6.26	$10.06	$10.06	$8.79	$7.53	$4.08	$4.99

Ending value (after expenses)	$1,019.00	$1,015.22	$1,015.22	$1,016.48	$1,017.74	$1,021.17	$1,020.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Growth Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Small Cap Growth Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2016, Putnam employees had approximately $454,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Growth Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 Small Cap Growth Fund

The fund’s portfolio 12/31/16 (Unaudited)

COMMON STOCKS (99.8%)*	Shares	Value

Aerospace and defense (0.3%)

Kratos Defense & Security Solutions, Inc. †	52,041	$385,103

		385,103

Airlines (1.4%)

Alaska Air Group, Inc.	8,800	780,824

JetBlue Airways Corp. †	21,500	482,030

Spirit Airlines, Inc. †	13,300	769,538

		2,032,392

Auto components (0.6%)

Cooper-Standard Holding, Inc. †	8,007	827,764

		827,764

Banks (3.5%)

Bank of the Ozarks, Inc. S	15,200	799,368

Customers Bancorp, Inc. †	22,636	810,822

FCB Financial Holdings, Inc. Class A †	18,584	886,457

First BanCorp. (Puerto Rico) †	162,601	1,074,793

Webster Financial Corp.	12,000	651,360

Western Alliance Bancorp †	20,952	1,020,572

		5,243,372

Biotechnology (8.5%)

ACADIA Pharmaceuticals, Inc. † S	11,065	319,115

Acceleron Pharma, Inc. †	3,700	94,424

Alder Biopharmaceuticals, Inc. † S	12,900	268,320

Alkermes PLC †	7,100	394,618

AMAG Pharmaceuticals, Inc. † S	11,780	409,944

Ardelyx, Inc. †	23,427	332,663

ARIAD Pharmaceuticals, Inc. † S	52,955	658,760

Array BioPharma, Inc. † S	80,800	710,232

Axovant Sciences, Ltd. (Bermuda) † S	10,000	124,200

Biospecifics Technologies Corp. †	10,553	587,802

ChemoCentryx, Inc. †	24,400	180,560

Clovis Oncology, Inc. † S	12,400	550,808

CytomX Therapeutics, Inc. †	28,300	311,017

Eagle Pharmaceuticals, Inc. † S	8,259	655,269

Emergent BioSolutions, Inc. † S	15,223	499,923

Exelixis, Inc. †	23,600	351,876

FivePrime Therapeutics, Inc. †	10,627	532,519

Halozyme Therapeutics, Inc. † S	24,613	243,176

Immune Design Corp. †	15,531	85,421

Inotek Pharmaceuticals Corp. † S	23,392	142,691

Kite Pharma, Inc. † S	8,700	390,108

Lexicon Pharmaceuticals, Inc. † S	18,200	251,706

Ligand Pharmaceuticals, Inc. † S	4,449	452,063

Merrimack Pharmaceuticals, Inc. † S	56,639	231,087

MiMedx Group, Inc. † S	65,914	583,998

Neurocrine Biosciences, Inc. †	7,586	293,578

Portola Pharmaceuticals, Inc. †	7,118	159,728

Prothena Corp. PLC (Ireland) † S	10,734	528,005

Puma Biotechnology, Inc. †	6,800	208,760

Small Cap Growth Fund 17

COMMON STOCKS (99.8%)* cont.	Shares	Value

Biotechnology cont.

Repligen Corp. †	16,186	$498,853

Sage Therapeutics, Inc. †	5,734	292,778

Sorrento Therapeutics, Inc. † S	19,200	94,080

TESARO, Inc. † S	5,133	690,286

Trevena, Inc. †	21,100	124,068

Ultragenyx Pharmaceutical, Inc. † S	7,400	520,294

uniQure NV (Netherlands) †	15,124	84,694

		12,857,424

Building products (2.7%)

CaesarStone Sdot-Yam, Ltd. (Israel) †	9,824	281,458

Continental Building Products, Inc. †	32,521	751,235

NCI Building Systems, Inc. †	25,974	406,493

Patrick Industries, Inc. †	17,101	1,304,806

PGT Innovations, Inc. †	110,695	1,267,458

		4,011,450

Capital markets (0.8%)

E*Trade Financial Corp. †	20,700	717,255

Lazard, Ltd. Class A	13,048	536,142

		1,253,397

Chemicals (2.6%)

American Vanguard Corp.	36,671	702,250

Innophos Holdings, Inc.	8,562	447,450

Koppers Holdings, Inc. †	19,100	769,730

Minerals Technologies, Inc.	7,512	580,302

Trinseo SA	11,177	662,796

W.R. Grace & Co.	9,800	662,872

		3,825,400

Commercial services and supplies (1.5%)

Deluxe Corp.	8,800	630,168

MSA Safety, Inc.	9,728	674,442

Tetra Tech, Inc.	22,571	973,939

		2,278,549

Communications equipment (3.2%)

Applied Optoelectronics, Inc. † S	13,700	321,128

Arista Networks, Inc. †	6,000	580,620

Ciena Corp. †	18,881	460,885

InterDigital, Inc./PA	8,897	812,741

Ixia †	31,434	506,087

Netscout Systems, Inc. †	20,500	645,750

Plantronics, Inc.	8,461	463,324

ShoreTel, Inc. †	59,901	428,292

Ubiquiti Networks, Inc. † S	10,676	617,073

		4,835,900

Construction and engineering (3.9%)

Argan, Inc.	17,892	1,262,281

Dycom Industries, Inc. † S	10,605	851,475

Granite Construction, Inc.	8,900	489,500

MasTec, Inc. †	35,990	1,376,618

Primoris Services Corp.	13,500	307,530

18 Small Cap Growth Fund

COMMON STOCKS (99.8%)* cont.	Shares	Value

Construction and engineering cont.

Quanta Services, Inc. †	30,300	$1,055,955

Tutor Perini Corp. †	16,700	467,600

		5,810,959

Construction materials (1.8%)

Summit Materials, Inc. Class A †	59,910	1,425,268

U.S. Concrete, Inc. † S	18,584	1,217,252

		2,642,520

Consumer finance (0.7%)

Encore Capital Group, Inc. † S	8,279	237,193

OneMain Holdings, Inc. †	12,600	278,964

SLM Corp. †	48,800	537,776

		1,053,933

Diversified telecommunication services (1.2%)

Cogent Communications Holdings, Inc.	22,537	931,905

IDT Corp. Class B	24,118	447,148

Vonage Holdings Corp. †	51,200	350,720

		1,729,773

Electrical equipment (1.7%)

AZZ, Inc.	11,255	719,195

EnerSys	14,794	1,155,411

Sensata Technologies Holding NV †	17,800	693,310

		2,567,916

Electronic equipment, instruments, and components (2.1%)

Belden, Inc.	5,900	441,143

Littelfuse, Inc.	5,438	825,325

MTS Systems Corp.	6,318	358,231

Plexus Corp. †	14,234	769,205

SYNNEX Corp.	6,525	789,656

		3,183,560

Equity real estate investment trusts (REITs) (2.2%)

Chesapeake Lodging Trust	18,200	470,652

Communications Sales & Leasing, Inc.	37,166	944,388

National Health Investors, Inc.	11,879	881,065

Ryman Hospitality Properties	6,600	415,866

STAG Industrial, Inc.	25,300	603,911

		3,315,882

Food products (1.0%)

B&G Foods, Inc.	9,700	424,860

Dean Foods Co.	30,000	653,400

Nomad Foods, Ltd. (United Kingdom) †	42,149	403,366

		1,481,626

Health-care equipment and supplies (5.0%)

Conmed Corp.	9,828	434,103

DexCom, Inc. † S	6,522	389,363

Entellus Medical, Inc. † S	13,740	260,648

GenMark Diagnostics, Inc. †	38,729	474,043

Globus Medical, Inc. Class A †	13,621	337,937

Halyard Health, Inc. †	8,800	325,424

ICU Medical, Inc. †	9,417	1,387,591

Small Cap Growth Fund 19

COMMON STOCKS (99.8%)* cont.	Shares	Value

Health-care equipment and supplies cont.

Integer Holdings Corp. †	18,314	$539,347

Integra LifeSciences Holdings Corp. †	7,400	634,846

NuVasive, Inc. †	4,400	296,384

Spectranetics Corp. (The) †	24,217	593,317

STERIS PLC (United Kingdom)	9,728	655,570

Zeltiq Aesthetics, Inc. † S	25,305	1,101,274

		7,429,847

Health-care providers and services (2.1%)

Envision Healthcare Corp. † S	5,480	346,829

HealthEquity, Inc. †	22,500	911,700

HealthSouth Corp.	13,604	561,029

Landauer, Inc.	9,750	468,975

Molina Healthcare, Inc. †	3,559	193,111

PharMerica Corp. †	6,547	164,657

Surgical Care Affiliates, Inc. †	10,270	475,193

		3,121,494

Health-care technology (1.1%)

Evolent Health, Inc. Class A † S	51,300	759,240

Veeva Systems, Inc. Class A †	21,152	860,886

		1,620,126

Hotels, restaurants, and leisure (3.6%)

Brinker International, Inc. S	11,467	567,961

Buffalo Wild Wings, Inc. †	2,234	344,930

Cedar Fair LP	9,093	583,771

Cheesecake Factory, Inc. (The)	17,453	1,045,086

Marcus Corp. (The)	9,605	302,558

Penn National Gaming, Inc. †	36,300	500,577

Popeyes Louisiana Kitchen, Inc. †	10,000	604,800

Sonic Corp.	20,300	538,153

Wyndham Worldwide Corp.	12,100	924,077

		5,411,913

Household durables (1.4%)

CalAtlantic Group, Inc.	13,200	448,932

Century Communities, Inc. †	15,000	315,000

Ethan Allen Interiors, Inc.	10,371	382,171

LGI Homes, Inc. † S	32,100	922,233

		2,068,336

Insurance (0.5%)

Amtrust Financial Services, Inc.	25,799	706,377

		706,377

Internet and direct marketing retail (0.5%)

FTD Cos., Inc. †	16,400	390,976

Groupon, Inc. † S	111,400	369,848

		760,824

Internet software and services (4.2%)

Blucora, Inc. †	40,800	601,800

Box, Inc. Class A † S	40,200	557,172

Carbonite, Inc. †	49,700	815,080

comScore, Inc. †	7,000	221,060

20 Small Cap Growth Fund

COMMON STOCKS (99.8%)* cont.	Shares	Value

Internet software and services cont.

Instructure, Inc. †	36,700	$717,485

j2 Global, Inc.	13,300	1,087,940

New Relic, Inc. † S	13,300	375,725

Shopify, Inc. Class A (Canada) †	15,700	673,059

Stamps.com, Inc. † S	6,200	710,830

XO Group, Inc. †	24,400	474,580

		6,234,731

IT Services (1.6%)

Convergys Corp.	19,600	481,376

CSG Systems International, Inc.	16,113	779,869

Hackett Group, Inc. (The)	21,700	383,222

Travelport Worldwide, Ltd.	49,900	703,590

		2,348,057

Leisure products (0.8%)

Brunswick Corp.	15,800	861,732

MCBC Holdings, Inc.	21,088	307,463

		1,169,195

Life sciences tools and services (2.1%)

Albany Molecular Research, Inc. † S	39,300	737,268

Cambrex Corp. †	14,234	767,924

Charles River Laboratories International, Inc. †	8,699	662,777

INC Research Holdings, Inc. Class A †	10,153	534,048

VWR Corp. †	20,100	503,103

		3,205,120

Machinery (4.5%)

Altra Industrial Motion Corp.	14,552	536,969

Columbus McKinnon Corp. of New York	18,700	505,648

Greenbrier Cos., Inc. (The) S	20,300	843,465

Hillenbrand, Inc.	20,900	801,515

Kadant, Inc.	11,248	688,378

Standex International Corp.	11,957	1,050,422

Wabash National Corp. †	33,792	534,589

Wabtec Corp. S	8,700	722,274

Woodward, Inc.	15,718	1,085,328

		6,768,588

Marine (0.2%)

Matson, Inc.	10,234	362,181

		362,181

Media (1.1%)

IMAX Corp. (Canada) † S	17,300	543,220

Liberty Media Corp.-Liberty SiriusXM Class C †	12,600	427,392

Regal Entertainment Group Class A S	32,719	674,011

		1,644,623

Metals and mining (1.1%)

AK Steel Holding Corp. † S	33,900	346,119

Reliance Steel & Aluminum Co.	12,800	1,018,112

United States Steel Corp.	9,300	306,993

		1,671,224

Small Cap Growth Fund 21

COMMON STOCKS (99.8%)* cont.	Shares	Value

Multiline retail (0.2%)

Big Lots, Inc.	6,800	$341,428

		341,428

Oil, gas, and consumable fuels (2.1%)

Callon Petroleum Co. †	46,970	721,929

Diamondback Energy, Inc. †	4,876	492,769

Gulfport Energy Corp. †	15,620	338,017

Ring Energy, Inc. †	50,900	661,191

Synergy Resources Corp. † S	106,500	948,915

		3,162,821

Paper and forest products (0.5%)

KapStone Paper and Packaging Corp.	30,869	680,661

		680,661

Personal products (0.4%)

Nutraceutical International Corp. †	16,508	576,955

		576,955

Pharmaceuticals (3.6%)

Aerie Pharmaceuticals, Inc. †	4,100	155,185

ANI Pharmaceuticals, Inc. † S	7,400	448,588

Aralez Pharmaceuticals, Inc. (Canada) † S	69,982	308,621

Cardiome Pharma Corp. (Canada) †	103,814	286,527

Depomed, Inc. †	14,927	268,985

Horizon Pharma PLC †	40,700	658,526

Impax Laboratories, Inc. †	12,509	165,744

Jazz Pharmaceuticals PLC †	8,482	924,792

Lannett Co., Inc. † S	11,444	252,340

Medicines Co. (The) † S	14,500	492,130

Pacira Pharmaceuticals, Inc. †	7,462	241,023

Prestige Brands Holdings, Inc. †	7,767	404,661

Sucampo Pharmaceuticals, Inc. Class A † S	26,833	363,587

TherapeuticsMD, Inc. † S	43,300	249,841

Zynerba Pharmaceuticals, Inc. † S	11,800	183,962

		5,404,512

Professional services (1.3%)

ICF International, Inc. †	25,400	1,402,080

WageWorks, Inc. †	7,089	513,953

		1,916,033

Real estate management and development (0.7%)

RE/MAX Holdings, Inc. Class A	19,474	1,090,544

		1,090,544

Road and rail (0.7%)

Saia, Inc. †	24,200	1,068,430

		1,068,430

Semiconductors and semiconductor equipment (8.7%)

Advanced Energy Industries, Inc. †	19,448	1,064,778

Ambarella, Inc. † S	7,241	391,955

CEVA, Inc. †	37,792	1,267,922

Cirrus Logic, Inc. †	10,731	606,731

FormFactor, Inc. †	79,400	889,280

Inphi Corp. †	10,900	486,358

22 Small Cap Growth Fund

COMMON STOCKS (99.8%)* cont.	Shares	Value

Semiconductors and semiconductor equipment cont.

Integrated Device Technology, Inc. †	31,328	$738,088

MaxLinear, Inc. Class A †	31,700	691,060

Microsemi Corp. †	16,212	874,962

MKS Instruments, Inc.	17,861	1,060,943

Monolithic Power Systems, Inc.	9,588	785,545

ON Semiconductor Corp. †	61,482	784,510

Power Integrations, Inc.	10,577	717,649

Semtech Corp. †	8,512	268,554

Silicon Laboratories, Inc. †	5,734	372,710

Synaptics, Inc. †	7,000	375,060

Tessera Holding Corp.	17,002	751,488

Tower Semiconductor, Ltd. (Israel) † S	57,600	1,096,128

		13,223,721

Software (5.6%)

A10 Networks, Inc. †	53,178	441,909

Aspen Technology, Inc. †	14,735	805,710

Blackbaud, Inc.	4,451	284,864

CommVault Systems, Inc. †	11,400	585,960

Fortinet, Inc. †	20,600	620,472

Gigamon, Inc. †	5,031	229,162

MobileIron, Inc. †	120,736	452,760

Proofpoint, Inc. † S	9,721	686,789

PROS Holdings, Inc. †	31,100	669,272

QAD, Inc. Class A	33,269	1,011,378

ServiceNow, Inc. †	7,900	587,286

Take-Two Interactive Software, Inc. †	9,400	463,326

Tyler Technologies, Inc. †	5,035	718,847

Verint Systems, Inc. †	14,086	496,532

Zendesk, Inc. †	15,700	332,840

		8,387,107

Specialty retail (1.5%)

American Eagle Outfitters, Inc. S	34,900	529,433

Caleres, Inc.	21,160	694,471

Chico’s FAS, Inc.	24,900	358,311

Children’s Place, Inc. (The)	7,100	716,745

		2,298,960

Technology hardware, storage, and peripherals (1.7%)

Cray, Inc. †	14,800	306,360

NCR Corp. †	28,700	1,164,072

Pure Storage, Inc. Class A † S	37,800	427,518

Super Micro Computer, Inc. †	21,700	608,685

		2,506,635

Textiles, apparel, and luxury goods (1.3%)

G-III Apparel Group, Ltd. †	7,624	225,365

Oxford Industries, Inc.	5,414	325,544

Perry Ellis International, Inc. †	20,800	518,128

Steven Madden, Ltd. †	12,444	444,873

Wolverine World Wide, Inc.	17,101	375,367

		1,889,277

Small Cap Growth Fund 23

COMMON STOCKS (99.8%)* cont.	Shares	Value

Thrifts and mortgage finance (1.1%)

BofI Holding, Inc. † S	27,467	$784,183

Essent Group, Ltd. †	26,689	863,923

		1,648,106

Tobacco (0.3%)

Vector Group, Ltd.	19,916	452,890

		452,890

Trading companies and distributors (0.6%)

Beacon Roofing Supply, Inc. †	21,024	968,576

		968,576

Total common stocks (cost $123,951,916)		$149,476,212

SHORT-TERM INVESTMENTS (17.1%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.91% [d]	25,160,888	$25,160,888

Putnam Short Term Investment Fund 0.69% L	499,903	499,903

Total short-term investments (cost $25,660,791)		$25,660,791

TOTAL INVESTMENTS

Total investments (cost $149,612,707)		$175,137,003

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2016 through December 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $149,780,239.

† This security is non-income-producing.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

24 Small Cap Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$16,412,320	$—	$—

Consumer staples	2,511,471	—	—

Energy	3,162,821	—	—

Financials	9,905,185	—	—

Health care	33,638,523	—	—

Industrials	28,170,177	—	—

Information technology	40,719,711	—	—

Materials	8,819,805	—	—

Real Estate	4,406,426	—	—

Telecommunication services	1,729,773	—	—

Total common stocks	149,476,212	—	—

Short-term investments	499,903	25,160,888	—

Totals by level	$149,976,115	$25,160,888	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 25

Statement of assets and liabilities 12/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $24,415,549 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $123,951,916)	$149,476,212
Affiliated issuers (identified cost $25,660,791) (Notes 1 and 5)	25,660,791

Dividends, interest and other receivables	123,317

Receivable for shares of the fund sold	176,967

Prepaid assets	53,331

Total assets	175,490,618

LIABILITIES

Payable for shares of the fund repurchased	149,843

Payable for compensation of Manager (Note 2)	70,490

Payable for custodian fees (Note 2)	21,904

Payable for investor servicing fees (Note 2)	87,271

Payable for Trustee compensation and expenses (Note 2)	71,861

Payable for administrative services (Note 2)	1,536

Payable for distribution fees (Note 2)	89,096

Collateral on securities loaned, at value (Note 1)	25,160,888

Other accrued expenses	57,490

Total liabilities	25,710,379

Net assets	$149,780,239

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$154,601,037

Accumulated net investment loss (Note 1)	(240,212)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(30,104,882)

Net unrealized appreciation of investments	25,524,296

Total — Representing net assets applicable to capital shares outstanding	$149,780,239

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($110,723,640 divided by 3,526,243 shares)	$31.40

Offering price per class A share (100/94.25 of $31.40)*	$33.32

Net asset value and offering price per class B share ($2,299,899 divided by 82,159 shares)**	$27.99

Net asset value and offering price per class C share ($9,132,438 divided by 327,442 shares)**	$27.89

Net asset value and redemption price per class M share ($1,120,045 divided by 38,486 shares)	$29.10

Offering price per class M share (100/96.50 of $29.10)*	$30.16

Net asset value, offering price and redemption price per class R share
($8,021,289 divided by 263,696 shares)	$30.42

Net asset value, offering price and redemption price per class R6 share
($8,969,010 divided by 276,902 shares)	$32.39

Net asset value, offering price and redemption price per class Y share
($9,513,918 divided by 293,902 shares)	$32.37

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26 Small Cap Growth Fund

Statement of operations Six months ended 12/31/16 (Unaudited)

INVESTMENT INCOME

Dividends	$565,656

Interest (including interest income of $5,146 from investments in affiliated issuers) (Note 5)	5,168

Securities lending (net of expenses) (Notes 1 and 5)	128,625

Total investment income	699,449

EXPENSES

Compensation of Manager (Note 2)	410,462

Investor servicing fees (Note 2)	164,717

Custodian fees (Note 2)	24,854

Trustee compensation and expenses (Note 2)	3,619

Distribution fees (Note 2)	216,058

Administrative services (Note 2)	2,627

Other	105,655

Total expenses	927,992

Expense reduction (Note 2)	(420)

Net expenses	927,572

Net investment loss	(228,123)

Net realized gain on investments (Notes 1 and 3)	2,302,801

Net unrealized appreciation of investments during the period	17,699,303

Net gain on investments	20,002,104

Net increase in net assets resulting from operations	$19,773,981

The accompanying notes are an integral part of these financial statements.

Small Cap Growth Fund 27

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 12/31/16*	Year ended 6/30/16

Operations

Net investment income (loss)	$(228,123)	$328,163

Net realized gain (loss) on investments
and foreign currency transactions	2,302,801	(835,545)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	17,699,303	(26,624,595)

Net increase (decrease) in net assets resulting
from operations	19,773,981	(27,131,977)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,552)	—

Class R6	(36,836)	—

Class Y	(20,943)	—

Decrease from capital share transactions (Note 4)	(8,963,610)	(5,479,028)

Total increase (decrease) in net assets	10,749,040	(32,611,005)

NET ASSETS

Beginning of period	139,031,199	171,642,204

End of period (including accumulated net investment
loss of $240,212 and undistributed net investment income
of $49,242, respectively)	$149,780,239	$139,031,199

* Unaudited.

The accompanying notes are an integral part of these financial statements.

28 Small Cap Growth Fund

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Small Cap Growth Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A

December 31, 2016**	$27.38	(.04)	4.06	4.02	—[d]	—[d]	—	—	$31.40	14.69*	$110,724	.62*	(.14)*	35*

June 30, 2016	32.34	.07[e]	(5.03)	(4.96)	—	—	—	—	27.38	(15.34)	104,743	1.22[f]	.26[e,f]	66

June 30, 2015	29.13	(.09)	3.30	3.21	—	—	—	—	32.34	11.02	130,125	1.21	(.31)	91

June 30, 2014	22.97	(.15)	6.31	6.16	—	—	—	—	29.13	26.82	124,234	1.24	(.55)	57

June 30, 2013	18.37	.10	4.58	4.68	(.08)	(.08)	—[d]	—	22.97	25.58	101,158	1.25	.50	98

June 30, 2012	19.95	(.10)	(1.48)	(1.58)	—	—	—[d]	—[d,g]	18.37	(7.92)	90,494	1.31	(.57)	141

Class B

December 31, 2016**	$24.50	(.14)	3.63	3.49	—	—	—	—	$27.99	14.24*	$2,300	1.00*	(.52)*	35*

June 30, 2016	29.16	(.11)[e]	(4.55)	(4.66)	—	—	—	—	24.50	(15.98)	2,012	1.97[f]	(.45)[e,f]	66

June 30, 2015	26.46	(.29)	2.99	2.70	—	—	—	—	29.16	10.20	1,911	1.96	(1.06)	91

June 30, 2014	21.03	(.33)	5.76	5.43	—	—	—	—	26.46	25.82	1,580	1.99	(1.29)	57

June 30, 2013	16.86	(.06)	4.23	4.17	—	—	—[d]	—	21.03	24.73	679	2.00	(.30)	98

June 30, 2012	18.40	(.16)	(1.38)	(1.54)	—	—	—[d]	—[d,g]	16.86	(8.37)	195	1.70[h]	(.97)[h]	141

Class C

December 31, 2016**	$24.41	(.14)	3.62	3.48	—	—	—	—	$27.89	14.26*	$9,132	1.00*	(.52)*	35*

June 30, 2016	29.05	(.13)[e]	(4.51)	(4.64)	—	—	—	—	24.41	(15.97)	8,520	1.97[f]	(.52)[e,f]	66

June 30, 2015	26.36	(.28)	2.97	2.69	—	—	—	—	29.05	10.20	10,291	1.96	(1.06)	91

June 30, 2014	20.95	(.33)	5.74	5.41	—	—	—	—	26.36	25.82	8,093	1.99	(1.30)	57

June 30, 2013	16.80	(.05)	4.20	4.15	—	—	—[d]	—	20.95	24.70	5,703	2.00	(.26)	98

June 30, 2012	18.39	(.22)	(1.37)	(1.59)	—	—	—[d]	—[d,g]	16.80	(8.65)	4,955	2.06	(1.32)	141

Class M

December 31, 2016**	$25.44	(.11)	3.77	3.66	—	—	—	—	$29.10	14.39*	$1,120	.87*	(.39)*	35*

June 30, 2016	30.20	(.06)[e]	(4.70)	(4.76)	—	—	—	—	25.44	(15.76)	1,169	1.72[f]	(.24)[e,f]	66

June 30, 2015	27.34	(.22)	3.08	2.86	—	—	—	—	30.20	10.46	1,482	1.71	(.80)	91

June 30, 2014	21.67	(.27)	5.94	5.67	—	—	—	—	27.34	26.17	1,401	1.74	(1.05)	57

June 30, 2013	17.33	—[d]	4.34	4.34	—	—	—[d]	—	21.67	25.04	1,024	1.75	.02	98

June 30, 2012	18.93	(.18)	(1.42)	(1.60)	—	—	—[d]	—[d,g]	17.33	(8.45)	1,058	1.81	(1.06)	141

Class R

December 31, 2016**	$26.55	(.08)	3.95	3.87	—	—	—	—	$30.42	14.58*	$8,021	.75*	(.27)*	35*

June 30, 2016	31.44	(.01)[e]	(4.88)	(4.89)	—	—	—	—	26.55	(15.55)	7,446	1.47[f]	(.02)[e,f]	66

June 30, 2015	28.40	(.16)	3.20	3.04	—	—	—	—	31.44	10.70	10,710	1.46	(.55)	91

June 30, 2014	22.45	(.22)	6.17	5.95	—	—	—	—	28.40	26.50	10,707	1.49	(.81)	57

June 30, 2013	17.95	.05	4.49	4.54	(.04)	(.04)	—[d]	—	22.45	25.32	9,279	1.50	.24	98

June 30, 2012	19.55	(.14)	(1.46)	(1.60)	—	—	—[d]	—[d,g]	17.95	(8.18)	7,916	1.56	(.82)	141

Class R6

December 31, 2016**	$28.29	.03	4.20	4.23	(.13)	(.13)	—	—	$32.39	14.95*	$8,969	.40*	.08*	35*

June 30, 2016	33.28	.24[e,i]	(5.23)	(4.99)	—	—	—	—	28.29	(14.99)	6,781	.81[f]	.82[e,f,i]	66

June 30, 2015†	32.96	(.01)	.33	.32	—	—	—	—	33.28	.97*	10	—*j	—*j	91

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Small Cap Growth Fund	Small Cap Growth Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From			Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class Y

December 31, 2016**	$28.25	—[d]	4.20	4.20	(.08)	(.08)	—	—	$32.37	14.85*	$9,514	.49*	(.01)*	35*

June 30, 2016	33.29	.13[e,i]	(5.17)	(5.04)	—	—	—	—	28.25	(15.14)	8,359	.97[f]	.44[e,f,i]	66

June 30, 2015	29.91	(.02)	3.40	3.38	—	—	—	—	33.29	11.30	17,112.96		(.06)	91

June 30, 2014	23.53	(.09)	6.47	6.38	—	—	—	—	29.91	27.11	13,433.99		(.30)	57

June 30, 2013	18.81	.16	4.69	4.85	(.13)	(.13)	—[d]	—	23.53	25.95	10,013	1.00	.74	98

June 30, 2012	20.39	(.06)	(1.52)	(1.58)	—	—	—[d]	—[d,g]	18.81	(7.75)	7,733	1.06	(.32)	141

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to June 30, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.10	0.37%

Class B	0.10	0.38

Class C	0.09	0.35

Class M	0.10	0.37

Class R	0.10	0.35

Class R6	0.12	0.43

Class Y	0.10	0.34

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011.

h Reflects a voluntary waiver of a portion of the class B distribution (12b-1) fees. As a result of such waiver, the expenses for class B shares reflect a reduction of 0.36% based on the average net assets for class B shares for the year ended June 30, 2012.

i The net investment income ratio and per share amount shown for the period ending may not correspond with expected class specific differences for the period due to the timing of subscriptions into the class or redemptions out of the class.

j Amount represents less than 0.01% of average net assets.

The accompanying notes are an integral part of these financial statements.

32 Small Cap Growth Fund	Small Cap Growth Fund 33

Notes to financial statements 12/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2016 through December 31, 2016.

Putnam Small Cap Growth Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of small U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in companies of a size similar to those in the Russell 2000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. As of August 31, 2016, the index was composed of companies having market capitalizations of between approximately $24.9 million and $5.89 billion. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only

34 Small Cap Growth Fund

with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Small Cap Growth Fund 35

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $25,160,888 and the value of securities loaned amounted to $24,415,549.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

36 Small Cap Growth Fund

are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At June 30, 2016, the fund had a capital loss carryover of $32,251,414 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$662,403	$—	$662,403	*

31,589,011	N/A	31,589,011	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $154,290 recognized during the period between November 1, 2015 and June 30, 2016 to its fiscal year ending June 30, 2017.

The aggregate identified cost on a tax basis is $149,614,688, resulting in gross unrealized appreciation and depreciation of $33,051,534 and $7,529,219, respectively, or net unrealized appreciation of $25,522,315.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 2000 Growth Index each measured

Small Cap Growth Fund 37

over the performance period. The maximum annualized performance adjustment rate is +/–0.18%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.316% of the fund’s average net assets before a decrease of $49,333 (0.034% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

38 Small Cap Growth Fund

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$129,527	Class R	9,001

Class B	2,484	Class R6	1,907

Class C	10,373	Class Y	10,135

Class M	1,290	Total	$164,717

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $128 under the expense offset arrangements and by $292 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $113, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$137,960

Class B	1.00%	1.00%	10,582

Class C	1.00%	1.00%	44,207

Class M	1.00%	0.75%	4,134

Class R	1.00%	0.50%	19,175

Total			$216,058

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,900 and $35 from the sale of class A and class M shares, respectively, and received $1,543 and $113 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Small Cap Growth Fund 39

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$50,434,225	$55,920,765

U.S. government securities (Long-term)	—	—

Total	$50,434,225	$55,920,765

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	178,495	$5,311,041	578,655	$16,652,095

Shares issued in connection with
reinvestment of distributions	108	3,438	—	—

	178,603	5,314,479	578,655	16,652,095

Shares repurchased	(478,460)	(14,285,564)	(776,474)	(21,736,790)

Net decrease	(299,857)	$(8,971,085)	(197,819)	$(5,084,695)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	9,576	$260,239	25,051	$640,311

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	9,576	260,239	25,051	640,311

Shares repurchased	(9,535)	(252,846)	(8,472)	(210,443)

Net increase	41	$7,393	16,579	$429,868

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	34,292	$910,952	155,491	$4,105,324

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	34,292	910,952	155,491	4,105,324

Shares repurchased	(55,947)	(1,476,407)	(160,683)	(4,099,129)

Net increase (decrease)	(21,655)	$(565,455)	(5,192)	$6,195

40 Small Cap Growth Fund

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	1,604	$45,010	7,384	$197,664

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	1,604	45,010	7,384	197,664

Shares repurchased	(9,071)	(247,453)	(10,520)	(287,484)

Net decrease	(7,467)	$(202,443)	(3,136)	$(89,820)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	27,804	$803,452	47,799	$1,333,112

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	27,804	803,452	47,799	1,333,112

Shares repurchased	(44,526)	(1,276,510)	(107,993)	(3,100,374)

Net decrease	(16,722)	$(473,058)	(60,194)	$(1,767,262)

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	59,297	$1,911,137	263,533	$8,516,471

Shares issued in connection with
reinvestment of distributions	1,123	36,836	—	—

	60,420	1,947,973	263,533	8,516,471

Shares repurchased	(23,213)	(703,336)	(24,141)	(689,158)

Net increase	37,207	$1,244,637	239,392	$7,827,313

	SIX MONTHS ENDED 12/31/16		YEAR ENDED 6/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	94,255	$2,951,889	218,610	$6,589,000

Shares issued in connection with
reinvestment of distributions	622	20,380	—	—

	94,877	2,972,269	218,610	6,589,000

Shares repurchased	(96,864)	(2,975,868)	(436,768)	(13,389,627)

Net decrease	(1,987)	$(3,599)	(218,158)	$(6,800,627)

At the close of the reporting period, Putnam Investments, LLC owned 305 class R6 shares of the fund (0.11% of class R6 shares outstanding), valued at $9,879.

Small Cap Growth Fund 41

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$18,919,737	$49,801,082	$43,559,931	$75,891	$25,160,888

Putnam Short Term
Investment Fund***	2,996,245	25,087,323	27,583,665	5,146	499,903

Totals	$21,915,982	$74,888,405	$71,143,596	$81,037	$25,660,791

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

*** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

42 Small Cap Growth Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

Small Cap Growth Fund 43

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

44 Small Cap Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President, Principal Financial
	Robert E. Patterson	Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer, and
Putnam Retail Management	Robert L. Reynolds	Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA076 304262 2/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 28, 2017